UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2016
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UMATRIN HOLDING LIMITED
(Exact name of Company as specified in its charter)

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Delaware	333-153261	87-0814235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Madison Ave 3rd Floor PMB #3050

New York City, NY 10017
(Address of principal executive offices) (Zip Code)

(866) 874-4888
Company's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1)	Previous Independent Registered Public Accounting Firm

	(i)	On March 7, 2016, Jimmy P. Lee, CPA, P.C. ("Lee") resigned as the independent registered public accounting firm of Umatrin Holding Limited. (the "Company").

(ii)

The audit report of Lee on the financial statements of the Company as of and for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

	(iii)	The decision to change the independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

(iv)

During the Company's two most recent fiscal years ended December 31, 2014 and December 31, 2013 and any subsequent interim periods through September 30, 2015, (a) there were no disagreements with Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lee, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On March 10, 2016, the Company provided Lee with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On March 10, 2016, the Board of Directors of the Company appointed Yichien Yeh, CPA ("Yeh") as its new independent registered public accounting firm to audit and review the Company's financial statements. During the two most recent fiscal years ended December 31, 2014 and December 31, 2013 and any subsequent interim periods through the date hereof prior to the engagement of Yeh, neither the Company, nor someone on its behalf, has consulted Yeh regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

	(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Jimmy P. Lee, CPA, P.C. addressed to the U.S. Securities and Exchange Commission

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMATRIN HOLDING LIMITED

Date: March 10, 2016	By:	/s/ Dato Liew Kok Hong
Dato Liew Kok Hong
President & Chief Executive Officer